Dreyfus

New Jersey Intermediate

Municipal Bond Fund

ANNUAL REPORT March 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            17   Financial Highlights

                            18   Notes to Financial Statements

                            22   Report of Independent Auditors

                            23   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                             Dreyfus New Jersey

                                               Intermediate Municipal Bond Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus New Jersey Intermediate Municipal Bond Fund, covering the 12-month period from April 1, 1999 through March 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Darcy.

When the reporting period began, evidence had emerged that the U.S. economy was growing strongly in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates five times during the reporting period, for a total increase of 125 basis points. While higher interest rates led to an erosion of municipal bond prices during the first half of the reporting period, the overall market showed renewed signs of strength during the first quarter of 2000.

Municipal bonds were also influenced by supply-and-demand considerations. These technical influences have caused the yields of tax-exempt bonds to rise to very attractive levels compared to the after-tax yields of taxable bonds of comparable maturity and credit quality. This is especially true for investors in the higher federal and state income tax brackets.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus New Jersey Intermediate Municipal Bond Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

April 12, 2000




DISCUSSION OF FUND PERFORMANCE

Joseph Darcy, Portfolio Manager

How did Dreyfus New Jersey Intermediate Municipal Bond Fund perform during the period?

The fund produced a -0.09% total return(1) over the 12-month period ended March 31, 2000, compared to a total return of -0.72% for the Lipper Other States Intermediate Municipal Debt Funds category average.(2)

We attribute the fund's absolute negative performance to a rising interest-rate environment during the second half of 1999, which caused most municipal bond prices to decline, followed by a market rebound during the first quarter of 2000 which helped offset most of the previous decline.

What is the fund's investment approach?

The fund' s objective is to seek as high a level of income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital. We also seek to provide a competitive total return consistent with this income objective.

In pursuing these goals, we employ two primary strategies. First, we evaluate interest-rate trends and supply-and-demand factors in the bond market. Based on that assessment, we select the individual intermediate-term, tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond' s yield, price, age, the creditworthiness of its issuer, and any provisions for early redemption.

Second, we actively manage the portfolio's average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase temporarily, we may reduce the portfolio's average duration to make
cash    available    for    the    purchase    of    higher     The    Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio' s average duration to maintain current yields for as long as practical.

What other factors influenced the fund's performance?

Although the fund's performance was hurt by a difficult investment environment during much of the reporting period, the first quarter of 2000 provided better market conditions and a market rally.

When the reporting period began on April 1, 1999, investors had become concerned that strong economic growth might rekindle long-dormant inflationary pressures. In an attempt to forestall a reacceleration of inflation, the Federal Reserve Board raised short-term interest rates five times during the 12-month reporting period, for a total increase of 125 basis points since last summer, causing most bond prices to fall.

Municipal bond prices also fell during 1999 because of adverse supply-and-demand influences. For a variety of reasons, institutional investors participated less in the tax-exempt market. Despite strong demand from individual investors, the absence of institutional buyers helped reduce overall demand and drove municipal bond prices down. During the first quarter of 2000, however, issuance of municipal bonds in New Jersey declined approximately 20% compared to the same period one year ago. This supply reduction, combined with robust demand from individual investors, helped support a rebound of municipal bond prices, especially among longer term bonds, from which the fund benefited.

What is the fund's current strategy?

We have continued to upgrade the portfolio in an attempt to improve credit quality and performance. To that end, we have gradually reduced the number of issuers in the portfolio, choosing to hold fewer, larger blocks of bonds from well-known, highly rated New Jersey issuers rather than numerous smaller
holdings    from    lesser    known,    lower    rated    issuers.

We have found a number of opportunities for upgrading through bonds issued to finance essential services projects, such as water and sewer facilities, as well as the general obligation bonds of local issuers.

In addition, we have recently begun to modestly extend the portfolio's average duration. This is in contrast to our strategy during 1999, when we maintained a relatively short average duration in order to avoid the brunt of the price erosion that typically accompanies rising interest rates. Now that we believe the bulk of the Federal Reserve Board's rate hikes are behind us, and that the market has already discounted any modest interest-rate increases in the near future, we have become more comfortable with the risks inherent in bonds offering higher yields and marginally longer maturities. In fact, because of unusual supply-and-demand factors in the U.S. Treasury securities market, some longer term municipal bonds at times provided yields that are comparable to U.S. Treasury bonds with similar maturity structures. A longer average duration should help us lock in today's relatively high yields if the market continues to rally.

April 12, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW JERSEY RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus New Jersey
Intermediate Municipal Bond Fund and the Lehman Brothers 10-Year Municipal Bond
Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 3/31/00

                                                            Inception                                                From

                                                              Date             1 Year             5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                         6/26/92           (0.09%)             4.77%             5.38%

((+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND ON 6/26/92 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 6/30/92 IS USED AS THE BEGINNING VALUE ON 6/26/92. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN NEW JERSEY MUNICIPAL SECURITIES AND MAINTAINS A PORTFOLIO WITH A WEIGHTED-AVERAGE MATURITY RANGING BETWEEN 3 AND 10 YEARS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN NEW JERSEY MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 10-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 9-12 YEARS. THESE FACTORS, COUPLED WITH THE POTENTIALLY LONGER MATURITY OF THE INDEX, CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

March 31, 2000

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS--95.4%                                                        Amount ($)       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY--89.6%

Atlantic County Utilities Authority, Sewer Revenue

   5%, 1/15/2009 (Insured; AMBAC)                                                             2,760,000                2,745,262

Bayshore Regional Sewer Authority, Subordinated Sewer Revenue:

   5.10%, 5/1/2004 (Insured; MBIA)                                                            1,110,000                1,122,254

   5.30%, 4/1/2008 (Insured; MBIA)                                                            1,000,000                1,017,930

   5.40%, 4/1/2009 (Insured; MBIA)                                                            1,000,000                1,021,810

Brick Township Municipal Utilities Authority, Water and Sewer

   Revenue 5.10%, 12/1/2009 (Insured; FGIC)                                                   1,500,000                1,502,490

Burlington County:

   5.35%, 9/15/2003                                                                           1,000,000                1,014,770

   5.20%, 10/1/2009                                                                           2,000,000                2,011,540

Camden County Improvement Authority, Revenue:

  County Guaranteed Lease:

      5.40%, 12/1/2002                                                                          855,000                  871,168

      5.85%, 10/1/2006 (Insured; MBIA)                                                        1,000,000                1,046,400

   (Health Services Center) 4.80%, 12/1/2004 (Insured; AMBAC)                                 1,055,000                1,051,666

Camden County Municipal Utilities Authority,

  County Agreement Sewer Revenue:

      5.50%, 7/15/2005 (Insured; FGIC)                                                        1,000,000                1,026,410

      5%, 7/15/2009 (Insured; FGIC)                                                           3,200,000                3,172,800

Cherry Hill Township, Sewer and Sewer Assessment
   5.30%, 9/1/2002                                                                            1,370,000                1,391,797

Delaware River and Bay Authority, Revenue

   5.10%, 1/1/2009 (Insured; FGIC)                                                              215,000                  215,325

Dover Township 5.90%, 10/15/2002 (Insured; AMBAC)                                             1,640,000                1,692,677

Freehold Regional High School:

  5.50%, 3/1/2009

      (Insured; FGIC, Guaranteed; School Board Reserve Fund)                                  1,450,000                1,499,996

   5.50%, 3/1/2010

      (Insured; FGIC, Guaranteed; School Board Reserve Fund)                                  2,460,000                2,544,452

Greenwich Township Board of Education
   5%, 1/15/2011 (Insured; FSA)                                                               1,015,000                1,000,374

Hillside Township:

   6.60%, 2/15/2007 (Insured; MBIA) (Prerefunded 2/15/2002)                                     705,000  (a)             742,591

   6.60%, 2/15/2007 (Insured; MBIA)                                                             295,000                  309,396

City of Hoboken Parking Authority, Parking General Revenue:

   6.10%, 3/1/2002                                                                              375,000                  383,332

   6.20%, 3/1/2003                                                                              395,000                  407,881

Hudson County, Vocational School Improvement

   5.05%, 10/1/2008 (Insured; FSA)                                                            1,010,000                1,008,960

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

Hudson County Improvement Authority,
  Solid Waste System Revenue

   6.75%, 1/1/2003                                                                            3,000,000                3,092,400

Jackson Township School District
   4.625%, 12/15/2008 (Insured; FSA)                                                          1,325,000                1,281,103

Jersey City:

   Public Improvement 5.25%, 9/1/2010 (Insured; MBIA)                                         1,605,000                1,631,338

   Water 5.20%, 10/1/2008 (Insured; AMBAC)                                                    1,565,000                1,583,764

Lacey Municipal Utilities Authority, Water Revenue:

   5.10%, 12/1/2003 (Insured; MBIA)                                                           1,060,000                1,074,596

   5.20%, 12/1/2004 (Insured; MBIA)                                                           1,215,000                1,234,258

Manalapan-Englishtown Regional
   School District Board of Education

   (School Bonds) 5%, 5/1/2004                                                                1,950,000                1,966,536

Mercer County Improvement Authority, Revenue, Township

  Guaranteed (Hamilton Board of Education Lease Project)

   5.70%, 6/1/2002 (Insured; MBIA)                                                              470,000                  480,396

Middlesex County Utilities Authority, Sewer Revenue:

   5%, 9/15/2008 (Insured; FGIC)                                                              1,000,000                  998,270

   6.25%, 8/15/2010 (Insured; MBIA)                                                           1,500,000                1,611,480

Township of Middletown 4.90%, 8/1/2004                                                        1,810,000                1,815,828

Monmouth County:

   5.10%, 10/1/2010                                                                           2,600,000                2,608,528

   4.80%, 7/15/2011                                                                           1,510,000                1,463,688

Monmouth County Improvement Authority, Revenue

   (Correctional Facilities) 5%, 8/1/2009                                                     1,500,000                1,496,025

City of Newark Board of Education

   5.875%, 12/15/2006 (Insured; MBIA)                                                         1,755,000                1,847,032

State of New Jersey 5.50%, 8/1/2011                                                           3,100,000                3,204,160

New Jersey Economic Development Authority, Revenue:

  District Heating and Cooling (Trenton-Trigen Project)

      6.10%, 12/1/2004                                                                        2,885,000                2,900,377

   Market Transition Facility Revenue
      7%, 7/1/2004 (Insured; MBIA)                                                            2,275,000                2,458,319

   (Transportation Project Sublease)
      5.25%, 5/1/2011 (Insured; FSA)                                                          2,210,000                2,229,315

   (Trenton Office Complex)
      5.25%, 6/15/2009 (Insured; FSA)                                                         2,500,000                2,531,650

   Waste Paper Recycling (MPMI Inc. Project)
      5.75%, 2/1/2004                                                                         2,040,000                2,020,232


                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Educational Facilities Authority, Revenue:

  College and University:

    (Institute of Advanced Study)

         6.15%, 7/1/2004 (Prerefunded 7/1/2001)                                                 560,000  (a)             576,946

      (Ramapo College) 5.15%, 7/1/2004 (Insured; MBIA)                                        1,010,000                1,022,787

      (Saint Peter's College) 5%, 7/1/2008                                                    2,200,000                2,115,652

      (Seton Hall University) 5.25%, 7/1/2006 (Insured; AMBAC)                                2,030,000                2,067,149

      (University of Medicine and Dentistry)

         5%, 12/1/2004 (Insured; AMBAC)                                                       5,090,000                5,132,858

   Higher Educational Facilities Trust Fund:

      5.125%, 9/1/2006 (Insured; AMBAC)                                                       2,775,000                2,802,056

      5.125%, 9/1/2009 (Insured; AMBAC)                                                       2,000,000                2,006,020

New Jersey Environmental Infrastructure Trust,
   Waste Water Treatment

   5%, 9/1/2007                                                                               1,820,000                1,826,079

New Jersey Health Care Facilities Financing Authority,
   Health Hospital and Nursing Home Revenue:

      (Burdette Tomlin Memorial Hospital Issue)

         6%, 7/1/2003 (Insured; FGIC)                                                         1,665,000                1,720,511

      (Deborah Heart and Lung Center Issue):

         5.60%, 7/1/2003                                                                      1,710,000                1,690,694

         5.80%, 7/1/2004                                                                        745,000                  737,893

         5.90%, 7/1/2005                                                                        790,000                  782,384

      (Mountainside Hospital) 5.10%, 7/1/2003 (Insured; MBIA)                                 1,630,000                1,645,159

      (Rahway Hospital Obligated Group Issue) 5%, 8/1/2008                                    2,000,000                1,707,520

      (Raritan Bay Medical Center Issue) 6.625%, 7/1/2005                                     2,800,000                2,765,560

      (Robert Wood Johnson University Center)

         5%, 7/1/2008 (Insured; MBIA)                                                         1,500,000                1,491,375

      (Saint Joseph's Hospital and Medical Center)

         5.15%, 7/1/2006 (Insured; Connie Lee)                                                2,555,000                2,574,469

      (West Jersey Health System)
         5.45%, 7/1/2002 (Insured; MBIA)                                                      2,160,000                2,193,890

New Jersey Higher Education Assistance Authority,
   Student Loan Revenue:

      6.80%, 7/1/2000                                                                           420,000                  422,344

      (NJ Class Loan Program) 5.60%, 1/1/2001                                                   775,000                  780,743

New Jersey Highway Authority, Senior Parkway Revenue

  (Garden State Parkway):

      5.70%, 1/1/2002                                                                           500,000                  509,150

      5.90%, 1/1/2004                                                                           500,000                  518,330

New Jersey Housing and Mortgage Finance Agency, Revenue

   Home Buyer 5%, 4/1/2005 (Insured; MBIA)                                                    2,000,000                1,987,800

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Sports and Exposition Authority,
  Convention Center Luxury Tax

   Revenue 5.75%, 7/1/2002 (Insured; MBIA)                                                    2,000,000                2,048,260

New Jersey Transportation Trust Fund Authority,
   Transportation System:

      5.125%, 6/15/2007 (Insured; AMBAC)                                                      1,870,000                1,886,662

      5.50%, 6/15/2009                                                                        3,225,000                3,326,942

New Jersey Wastewater Treatment Trust:

   5.90%, 5/1/2003 (Insured; MBIA) (Prerefunded 5/1/2002)                                     1,400,000  (a)           1,459,402

   Loan Revenue:

      6.30%, 7/1/2005                                                                            50,000                   51,967

      6.30%, 7/1/2005 (Prerefunded 7/1/2001)                                                  3,545,000  (a)           3,691,267

North Brunswick Township 6.30%, 5/15/2006
   (Prerefunded 5/15/2002)                                                                    1,860,000  (a)           1,948,015

North Hudson Sewer Authority, Sewer Revenue

   5.25%, 8/1/2010 (Insured; FGIC)                                                            3,825,000                3,859,387

North Jersey District Water Supply Commission, Revenue

   (Wanaque South Project) 5.40%, 7/1/2002 (Insured; MBIA)                                    2,795,000                2,843,549

Northeast Monmouth County Regional Sewer Authority,
   Sewer Revenue

   5%, 11/1/2010 (Insured; MBIA)                                                              2,250,000                2,223,540

Ocean County, General Improvement:

   5.30%, 9/1/2003                                                                            2,115,000                2,156,200

   5.125%, 7/1/2004                                                                           1,000,000                1,012,480

   5.65%, 7/1/2005                                                                            1,600,000                1,659,696

   4.50%, 12/1/2009                                                                           1,225,000                1,163,542

Parsippany--Troy Hills Township 6%, 4/1/2004                                                  1,630,000                1,702,535

Passaic County Utilities Authority, SWDR:

   5%, 3/1/2007                                                                               1,300,000                1,285,375

   5%, 3/1/2008                                                                               1,195,000                1,176,932

City of Perth Amboy Board of Education, COP,
   Lease Purchase Agreement

   (FWB Leasecorp, Inc.) 5.60%, 12/15/2002 (Insured; FSA)                                     1,265,000                1,297,548

Pinelands Regional Board of Education, COP,
   Lease Purchase Agreement

   (A & R Hunt Enterprises, Inc.)
   5.70%, 2/15/2003 (Insured; FSA)                                                              350,000                  359,517

Port Authority of New York and New Jersey,

   (Consolidated Board 101st Series)
   5.25%, 9/15/2006 (Insured; MBIA)                                                           1,000,000                1,011,150

Township of Roxbury, Water and Sewer Assessment

   5.05%, 8/1/2004 (Insured; AMBAC)                                                           1,175,000                1,188,806


                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

Rutgers State University, University Revenue

   (State University of New Jersey) 6.30%, 5/1/2005                                           2,900,000                3,036,068

South Jersey Port Corp., Marine Terminal Revenue:

   5.30%, 1/1/2005                                                                              930,000                  930,502

   5.40%, 1/1/2006                                                                            1,010,000                1,011,798

South Jersey Transportation Authority,
   Transportation System Revenue

   5.50%, 11/1/2002 (Insured; MBIA)                                                           2,000,000                2,044,520

Southern Regional High School District
   5.50%, 9/1/2011 (Insured; MBIA)                                                            1,600,000                1,636,768

Sussex County Municipal Utilities Authority,
   Wastewater Facilities Revenue

   5%, 12/1/2003 (Insured; MBIA)                                                              1,755,000                1,770,321

Warren County Pollution Control Financing Authority,
   Landfill Revenue

   5.60%, 12/1/2002                                                                           1,765,000                1,699,148

Washington Township Board of Education
   5.10%, 2/1/2007 (Insured; MBIA)                                                            3,100,000                3,132,736

West Deptford Township 5.20%, 3/1/2011 (Insured; AMBAC)                                       2,000,000                2,010,860

West Morris Regional High School District
   Board of Education, School

   5.875%, 1/15/2004                                                                            250,000                  259,495

West Windsor Township, General Improvement:

   5.70%, 10/15/2002                                                                            600,000                  610,884

   5.90%, 10/15/2003                                                                            600,000                  611,514

West Windsor-Plainsboro Regional Board of Education, COP,

  Lease Purchase Agreement (Lamington Funding Corp.)

   5.50%, 3/15/2003 (Insured; MBIA)                                                           1,115,000                1,138,861

Western Monmouth Utilities Authority, Revenue

   5.15%, 2/1/2008 (Insured; AMBAC)                                                           1,000,000                1,007,080

Woodbridge Township:

   5.65%, 8/15/2002                                                                           1,320,000                1,348,499

   6.20%, 8/15/2007                                                                           2,000,000                2,101,980

U.S. RELATED--5.8%

Commonwealth of Puerto Rico, Improvement

   5.30%, 7/1/2004 (Insured; MBIA)                                                            6,660,000                6,828,565

Virgin Islands, Subordinated Special Tax

  (Insurance Claims Fund Program/ GO Matching Fund)

   5.65%, 10/1/2003 (Prerefunded 10/1/2001)                                                   2,080,000  (a)           2,115,006

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED (CONTINUED)

Virgin Islands Public Finance Authority, Revenue:

  (Matching Fund Loan Notes)

      7%, 10/1/2002                                                                             250,000                  265,108

   (Senior Lien Fund) 5.50%, 10/1/2008 (Insured; ACA)                                         1,500,000                1,506,570

Virgin Islands Water and Power Authority, Water System Revenue

   7.20%, 1/1/2002                                                                              200,000                  206,278

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $178,409,112)                                                                                               180,033,278
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--2.9%
--------------------------------------------------------------------------------

NEW JERSEY;

Port Authority of New York and New Jersey,
  Special Obligation Revenue, VRDN:

      3.45% (SBPA; Bank of Nova Scotia)                                                       3,300,000  (b)           3,300,000

      3.35% (SBPA; Morgan Guaranty Trust Co.)                                                 2,200,000  (b)           2,200,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $5,500,000)                                                                                                   5,500,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $183,909,112)                                                             98.3%              185,533,278

CASH AND RECEIVABLES (NET)                                                                         1.7%                3,171,267

NET ASSETS                                                                                       100.0%              188,704,545



Summary of Abbreviations

ACA            American Capital Access                                  MBIA        Municipal Bond Investors
AMBAC          American Municipal Bond                                                 Assurance Insurance Corporation
                  Assurance Corporation                                 SBPA        Standby Bond

COP            Certificate of Participation                                            Purchase Agreement
FGIC           Financial Guaranty Insurance Company                     SWDR         Solid Waste Disposal Revenue

FSA            Financial Security Assurance                             VRDN         Variable Rate Demand Notes

GO             General Obligation

Summary of Combined Ratings (Unaudited)

Fitch             or             Moody's               or              Standard & Poor's                     Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                                   AAA                                        62.2

AA                               Aa                                    AA                                         17.1

A                                A                                     A                                           5.9

BBB                              Baa                                   BBB                                         7.1

B                                B                                     B                                            .9

F1                               Mig1                                  SP1                                         3.0

Not Rated (c)                    Not Rated (c)                         Not Rated (c)                               3.8

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST
ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING
DATE.

(B)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
CHANGE.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF ASSETS AND LIABILTIES

March 31, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           183,909,112   185,533,278

Cash                                                                    736,578

Interest receivable                                                   2,663,437

Prepaid expenses                                                          2,689

                                                                    188,935,982
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           113,535

Payable for shares of Beneficial Interest redeemed                       61,287

Accrued expenses                                                         56,615

                                                                        231,437
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      188,704,545
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     191,081,404

Accumulated net realized gain (loss) on investments                  (4,001,025)

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4                                             1,624,166
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      188,704,545
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value
  shares of Beneficial Interest authorized)
                                                                     14,163,268

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)
                                                                          13.32

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Year Ended March 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     10,480,250

EXPENSES:

Management fee--Note 3(a)                                            1,215,479

Shareholder servicing costs--Note 3(b)                                 326,287

Professional fees                                                       46,554

Trustees' fees and expenses--Note 3(c)                                  21,632

Custodian fees                                                          21,248

Prospectus and shareholders' reports                                    14,080

Registration fees                                                        4,199

Loan commitment fees--Note 2                                             2,038

Miscellaneous                                                           24,370

TOTAL EXPENSES                                                       1,675,887

Less--reduction in management fee due to

   undertaking--Note 3(a)                                              (73,235)

NET EXPENSES                                                         1,602,652

INVESTMENT INCOME--NET                                               8,877,598
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                               (250,638)

Net unrealized appreciation (depreciation) on investments           (8,956,344)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (9,206,982)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (329,384)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended March 31,
                                             -----------------------------------

                                                     2000                1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          8,877,598            9,104,364

Net realized gain (loss) on investments          (250,638)             781,232

Net unrealized appreciation (depreciation)
   on investments                              (8,956,344)             765,583

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                               (329,384)          10,651,179
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (8,877,598)          (9,104,364)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  31,359,177           33,844,941

Dividends reinvested                            7,476,960            7,659,276

Cost of shares redeemed                       (58,590,997)         (41,227,453)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (19,754,860)             276,764

TOTAL INCREASE (DECREASE) IN NET ASSETS       (28,961,842)           1,823,579
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           217,666,387          215,842,808

END OF PERIOD                                 188,704,545          217,666,387
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     2,324,426            2,430,570

Shares issued for dividends reinvested            554,651              549,536

Shares redeemed                                (4,345,890)          (2,961,601)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,466,813)              18,505

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                               Year Ended March 31,
                                    --------------------------------------------

                                                                 2000        1999     1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.93       13.83       13.35       13.44        13.12

Investment Operations:

Investment income--net                                            .59         .59         .59         .59          .60

Net realized and unrealized

   gain (loss) on investments                                    (.61)        .10         .48        (.08)         .32

Total from Investment Operations                                 (.02)        .69        1.07         .51          .92

Distributions:

Dividends from investment income--net                            (.59)       (.59)       (.59)       (.60)        (.60)

Net asset value, end of period                                  13.32       13.93       13.83       13.35        13.44
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 (.09)       5.04        8.18        3.84         7.09
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .79         .80         .78         .78          .72

Ratio of net investment income

   to average net assets                                         4.38        4.21        4.34        4.43         4.47

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                        .04         .04         .03          --          .06

Portfolio Turnover Rate                                         16.95       18.81        6.90       14.60        13.69
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         188,705     217,666     215,843     216,350      229,034

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus New Jersey Intermediate Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and New Jersey state income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market
conditions.    Options    and    financial

futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $9,048 during the period ended March 31, 2000, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as
a   regulated   investment   company,   which   can  distribute  tax   The  Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $4,001,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2000. If not applied, $1,289,000 of the carryover expires in fiscal 2003, $2,461,000 expires in fiscal 2004 and $251,000 expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from April 1, 1999 through March 31, 2000 to reduce the management fee paid by the fund, to the extent that the fund' s aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceeded an annual rate of .80 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $73,235, during the period ended March 31, 2000.

(b)  Under  the Shareholder Services Plan, the fund reimburses DSC an amount not
to   exceed   an   annual   rate   of   .25   of   1%   of   the  value  of  the

fund' s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended March 31, 2000, the fund was charged $200,595 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2000, the fund was charged $85,708 pursuant to the transfer agency agreement.

(c) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within fifteen days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. During the period ended March 31, 2000, redemption fees retained by the fund amounted to $18.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2000, amounted to $33,269,573 and $55,303,242, respectively.

At  March  31,  2000, accumulated net unrealized appreciation on investments was
$1,624,166,   consisting   of   $2,692,400  gross  unrealized  appreciation  and
$1,068,234 gross unrealized depreciation.

At March 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus New Jersey Intermediate Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus New Jersey Intermediate Municipal Bond Fund, including the statement of investments, as of March 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New Jersey Intermediate Municipal Bond Fund at March 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

May 5, 2000



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended March 31, 2000 as " exempt-interest dividends" (not generally subject to regular Federal and, for individuals who are New Jersey residents, New Jersey personal income taxes).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2000 calendar year on Form 1099-DIV which will be mailed by January 31, 2001.

                                                             The Fund

NOTES

                                                           For More Information

                        Dreyfus New Jersey Intermediate Municipal

                        Bond Fund

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

Custodian

The Bank of New York

100 Church Street

New York, NY 10286

Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Distributor

Dreyfus Service Corporation

200 Park Avenue

New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   751AR003